EXHIBIT 10.3

Execution Version

COLLATERAL AGENT JOINDER AGREEMENT NO. 2 dated as of January 20, 2015 (the “Joinder Agreement”) to the JUNIOR LIEN INTERCREDITOR AGREEMENT dated as of December 22, 2010 (the “Intercreditor Agreement”), among AMERICAN MEDIA, INC., a Delaware corporation (the “Borrower”), the GRANTORS party thereto, JPMORGAN CHASE BANK, N.A., as the Agent and Revolving Credit Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to WILMINGTON TRUST FSB), as the First Lien Trustee and First Lien Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to WILMINGTON TRUST FSB), as the Second Lien Trustee and Second Lien Collateral Agent, and each ADDITIONAL COLLATERAL AGENT from time to time party thereto.

A.           Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.           The Borrower proposes to issue or incur additional Second Priority Obligations (the “Additional Second Priority Obligations”) and the Person identified in the signature pages hereto as the “Additional Collateral Agent” (the “Additional Collateral Agent”) will serve as the collateral agent, collateral trustee or a similar representative for the Second Priority Secured Parties under such Additional Second Priority Obligations (the “Additional Second Priority Secured Parties”).  The Additional Second Priority Obligations are being designated as Second Priority Obligations by the Borrower in accordance with Section 9.3(b) of the Intercreditor Agreement.

C.           The Additional Collateral Agent wishes to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Second Priority Secured Parties, the rights and obligations of a Collateral Agent thereunder.  The Additional Collateral Agent is entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Collateral Agent thereunder.

Accordingly, the Additional Collateral Agent and the Borrower agree as follows, for the benefit of the Additional Collateral Agent, the Borrower and each other Collateral Agent:

SECTION 1.           Accession to the Intercreditor Agreement.  The Additional Collateral Agent (a) hereby accedes and becomes a party to the Intercreditor Agreement as a collateral agent for the Additional Second Priority Secured Parties from time to time in respect of the Additional Second Priority Obligations, (b) agrees, for itself and on behalf of the Additional Second Priority Secured Parties from time to time in respect of the Additional Second Priority Obligations, to all the terms and provisions of the Intercreditor Agreement (except as otherwise provided for in the letter agreement, dated as of the date hereof, by and between the Second Lien Trustee and Second Lien Collateral Agent, and the Additional Collateral Agent) and (c) shall have all the rights and obligations of a Collateral Agent under the Intercreditor Agreement.

SECTION 2.           Representations, Warranties and Acknowledgement of the Additional Collateral Agent.  The Additional Collateral Agent represents and warrants to the Collateral Agents and the Secured Parties, in each case party to the Intercreditor Agreement that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Collateral Agent, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Joinder Agreement and (c) the Additional Second Priority Agreement relating to such Additional Second Priority Obligations provide that, upon the Additional Collateral Agent’s entry into this Joinder Agreement, the secured parties in respect of such Additional Second Priority Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as Secured Parties.

SECTION 3.           Counterparts.  This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Joinder Agreement shall become effective when each collateral agent shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional Collateral Agent.  Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4.           Benefit of Agreement.  The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

SECTION 5.           Governing Law.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.           Severability.  In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.           Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 9.7 of the Intercreditor Agreement.  All communications and notices hereunder to the Additional Collateral Agent shall be given to it at the address set forth under its signature hereto, which information supplements Section 9.7 of the Intercreditor Agreement.

SECTION 8.           Expense Reimbursement.  The Borrower agrees to reimburse each Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Collateral Agent.

IN WITNESS WHEREOF, the Additional Collateral Agent and the Borrower have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as ADDITIONAL COLLATERAL AGENT for the ADDITIONAL SECOND PRIORITY SECURED PARTIES

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

AMERICAN MEDIA, INC.
AMI CELEBRITY PUBLICATIONS, LLC
AMI DIGITAL, INC.
AMI PAPER, INC.
COUNTRY MUSIC MEDIA GROUP, INC.
IN STORE SERVICES INC.
ODYSSEY MAGAZINE PUBLISHING GROUP, INC.

WEIDER PUBLICATIONS, LLC

By:	/s/ Christopher V. Polimeni
	Name:	Christopher V. Polimeni
	Title:	Executive Vice President, Chief,
Financial Officer and Treasurer

[Signature Page to Collateral Agent Joinder Agreement]

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Agent
and Revolving Credit Collateral Agent

By:	/s/ Charles K. Holmes
	Name:	Charles K. Holmes
	Title:	Executive Director

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as First Lien Trustee and First Lien Collateral Agent

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second Lien Trustee and Second Lien Collateral Agent

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

[Signature Page to Collateral Agent Joinder Agreement]